EXHIBIT 10
        to Schedule 13D



                               FIRST AMENDMENT TO
                                ESCROW AGREEMENT



         THIS FIRST AMENDMENT TO ESCROW AGREEMENT, dated as of November 9, 2001 (this "AMENDMENT"), is entered into by and among Critical Path, Inc., a California corporation (the "SELLER"), General Atlantic Partners 74 L.P., a Delaware limited partnership, GAP Coinvestment Partners II, L.P., a Delaware limited partnership, GapStar, LLC, a Delaware limited liability company, Vectis CP Holdings, LLC, Cenwell Limited and Campina Enterprises Limited (collectively, the "PURCHASERS") and Pillsbury Winthrop, LLP, as Escrow Agent (the "ESCROW AGENT") and amends the Escrow Agreement, dated November 8, 2001 (the "ESCROW AGREEMENT"), among the Seller, the Purchasers and the Escrow Agent.

         WHEREAS, pursuant to the terms of the Stock and Warrant Purchase and Exchange Agreement, dated November 8, 2001 (the "PURCHASE AGREEMENT"), among the Seller and the Purchasers, (i) the Company agreed to issue and sell to the Purchasers an aggregate of 4,000,000 shares, par value $0.001 per share, of Series D Cumulative Redeemable Convertible Participating Preferred Stock of the Company and (ii) the GAP Purchasers (as defined in the Purchase Agreement) are acquiring from the Seller warrants to purchase, at an exercise price of $1.05 per share, an aggregate of 2,500,000 shares of common stock, par value $0.001 per share, of Seller;

         WHEREAS, the Purchase Agreement provided for the establishment of an escrow account pursuant to the Escrow Agreement; and

         WHEREAS, the parties wish to amend the Escrow Agreement pursuant to
Section 8.6 thereof.

         NOW, THEREFORE, the parties hereto hereby agree as follows:

         1. SECTION 1.1.1. Section 1.1.1(i) of the Escrow Agreement is hereby amended and restated in its entirety to read as follows:

         "(i) Section 2.1 of the Purchase Agreement, the Purchasers will deposit with the Escrow Agent $29,735,502.50 comprised of
         (A) $26,985,505.00 of cash and (B) foregone fees for services provided to the Seller under the Vectis Agreement (as such term is defined in the Purchase Agreement) having a value of $2,749,997.50,"


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                                                                               2


        2. SECTION 3.1.3. Section 3.1.3 of the Escrow Agreement is hereby amended and restated in its entirety to read as follows:

         "For purposes of this Agreement, the "ESCROW RELEASE CONDITION" shall mean the execution and delivery by the parties thereto on or before January 31, 2002 of a Stipulation and Agreement of Settlement in the litigation entitled IN RE CRITICAL PATH INC. SECURITIES LITIGATION (the "ACTIONS") that
         (A) provides for the payment of cash by the Company and the issuance of warrants to purchase the Common Stock to the "Class" (as defined in paragraph 1 of the MOU) in amounts that do not differ and otherwise contains such terms and conditions that do not materially differ from the terms set forth in paragraph 2 of the MOU and provides for dismissal of the Action with prejudice as set forth in paragraph 3 of the MOU and (B) provides for a broad form general release for the Defendants and the other parties as provided in paragraph 3 of the MOU."

        3. SECTION 3.1.6. Section 3.1.6 of the Escrow Agreement is hereby amended and restated in its entirety to read as follows:

         "3.1.6. "CONSIDERATION HOLDBACK AMOUNT" shall mean a total of $19,220,963.20, consisting of GAP Sub Notes having a $49,169,828.75 aggregate face amount and purchased for an aggregate purchase price of $19,220,963.20. The Consideration Holdback Amount shall be allocated pro rata among the GAP Purchasers calculated based on the allocations set forth on
         Schedule 2.2 to the Purchase Agreement."

        4. SECTION 3.1.7. Section 3.1.7 of the Escrow Agreement is hereby amended and restated in its entirety to read as follows:

         "3.1.7. "Purchased Shares Holdback" shall mean a total of 1,397,888 shares of Series D Preferred Stock. The Purchased Shares Holdback shall be allocated pro rata among the GAP Purchasers calculated based on the allocations set forth on
         Schedule 2.2 to the Purchase Agreement."


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                                                                               3


        5. Except as otherwise expressly provided in this Amendment, all of the terms and conditions of the Escrow Agreement are hereby ratified and shall remain unchanged and continue in full force and effect.

        6. This Amendment may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

        7. This Amendment shall be governed by and construed in accordance with the laws of the state of New York, without regard to the principles of conflicts of law of any jurisdiction.


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                                                                               4


         IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Amendment as of the day and year first above written.


                                       CRITICAL PATH, INC.


                                       By:  /s/ Michael J. Zukerman
                                          --------------------------------------
                                          Name:   Michael J. Zukerman
                                          Title:  Senior Vice President



                                       GENERAL ATLANTIC PARTNERS 74, L.P.
                                       By:  GENERAL ATLANTIC PARTNERS, LLC,
                                               its General Partner


                                       By:  /s/ Matthew Nimetz
                                          --------------------------------------
                                          Name:   Matthew Nimetz
                                          Title:  A Managing Member



                                       GAP COINVESTMENT PARTNERS II, L.P.


                                       By:  /s/ Matthew Nimetz
                                          --------------------------------------
                                          Name:    Matthew Nimetz
                                          Title:   A General Partner



                                       GAPSTAR, LLC
                                       By:  GENERAL ATLANTIC PARTNERS, LLC,
                                               its Managing Member


                                       By:  /s/ Matthew Nimetz
                                          --------------------------------------
                                          Name:   Matthew Nimetz
                                          Title:  A Managing Member


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                                                                               5


                                        VECTIS CP HOLDINGS, LLC
                                        By: VECTIS GROUP, LLC,
                                                its Managing Member


                                       By:  /s/ William McGlashan
                                          --------------------------------------
                                          Name:   William McGlashan
                                          Title:  Chief Executive Officer


                                     CENWELL LIMITED


                                       By:  /s/ Edmond Ip Tak Chuen
                                          --------------------------------------
                                          Name:   Mr. Edmond Ip Tak Chuen
                                          Title:  Authorized Signatory


                                       CAMPINA ENTERPRISES LIMITED


                                       By:  /s/ Edmond Ip Tak Chuen
                                          --------------------------------------
                                          Name:   Mr. Edmond Ip Tak Chuen
                                          Title:  Director


                                       PILLSBURY WINTHROP LLP, Escrow Agent


                                       By:  /s/ Gabriella Lombardi
                                          --------------------------------------
                                          Name:   Gabriella Lombardi
                                          Title:  Partner